Exhibit 32

Certification of CEO and CFO Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of TransUnion Corp. (the “Company”) for the three months ended March 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Siddharth N. Mehta, as Chief Executive Officer of the Company, and Samuel A. Hamood, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Siddharth N. Mehta
Name: Siddharth N. Mehta
Title: Chief Executive Officer

Date: May 8, 2012

/s/ Samuel A. Hamood
Name: Samuel A. Hamood
Title: Chief Financial Officer

Date: May 8, 2012